                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                      FORM 8-K/A
                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 26, 1996




                                   CONCEPTUS, INC.
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)




                                       Delaware
--------------------------------------------------------------------------------
                    (State or other jurisdiction of incorporation)




        0-27596                                          94-3170244
--------------------------------------------------------------------------------
(Commission File Number)                     (IRS Employer Identification No.)




1021 Howard Avenue, San Carlos, CA                            94070
--------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)





Registrant's telephone number, including area code:        (415) 802-7240
                                                   -----------------------------
                                         N/A
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

    The undersigned Registrant hereby amends the following item of its Current Report on Form 8-K filed on December 10, 1996. The Registrant is amending Item 7 to include certain required financial statements and pro forma financial statements and exhibits associated therewith.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

(a) Financial Statements of Acquired Business.
    ------------------------------------------

    The following pages 4 through 7 contain the Unaudited Condensed Financial Statements of Microgyn, Inc. at September 30, 1996 and for the period from inception (January 2, 1996) to September 30, 1996.

(b) Pro Forma Financial Information.
    --------------------------------

    The following pages 8 through 13 contain the Unaudited Pro Forma Condensed Combined Financial Statements of Conceptus, Inc. at September 30, 1996 and for the nine months then ended.

(c) Exhibits.
    ---------

    2.1* Agreement and Plan of Reorganization dated October 29, 1996 between the Registrant, Microgyn, Inc. and CPTS Acquisition Corporation (a wholly-owned subsidiary of Registrant), as amended November 7, 1996.


    ----------------------------
    *  Previously filed.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CONCEPTUS, INC.
                                       (Registrant)



Dated:  February 7, 1997               By:  /s/ SANFORD FITCH
                                          --------------------------------
                                          Sanford Fitch
                                          Vice President, Finance and
                                          Operations, Chief Financial Officer

                                    Microgyn, Inc.
                            (A development stage company)
                          Unaudited Condensed Balance Sheet
                                  September 30, 1996
                                    (In Thousands)



Assets
Cash                                            $276
                                            --------
                                                $276
                                            --------
                                            --------

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable                                $223
Loan                                             260
                                            --------
Total current liabilities                        483

Stockholders' equity (accumulated deficit):
Common stock                                     210
Accumulated deficit                             (417)
                                            --------
Total stockholders' equity (accumulated
deficit)                                        (207)
                                            --------
                                                $276
                                            --------
                                            --------

See notes to unaudited condensed financial statements.

                                    Microgyn, Inc.
                            (A development stage company)
                     Unaudited Condensed Statement of Operations
            Period from Inception (January 2, 1996) to September 30, 1996
                                    (In thousands)



Operating expenses:
   Research and development                    $ 258
   Selling, general and administrative           159
                                            --------
Total operating expenses                         417

Net loss                                       $(417)
                                            --------
                                            --------


See notes to unaudited condensed financial statements.

                                    Microgyn, Inc.
                            (A development stage company)
                     Unaudited Condensed Statement of Cash Flows
            Period from Inception (January 2, 1996) to September 30, 1996
                                    (In Thousands)



Cash flows from operating activities
Net loss                                       $(417)
Changes in assets and liabilities:
Accounts payable                                 223
                                            --------
Net cash used in operating activities           (194)

Cash flows from financing activities
Proceeds from issuance of common stock           210
Proceeds from loan                               260
                                            --------
Net cash provided by financing activities        470

Net increase in cash                             276
Cash at beginning of period                        0
                                            --------
Cash at end of period                            276
                                            --------
                                            --------


See notes to unaudited condensed financial statements.

                                    Microgyn, Inc.
                            (A development stage company)
                  Notes to Unaudited Condensed Financial Statements
                                  September 30, 1996


1.  ACCOUNTING POLICIES

The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, the unaudited financial statements contain all adjustments necessary to present fairly the financial position of Microgyn, Inc. ("Microgyn"), at September 30, 1996, and the results of its operations and cash flows for the period from inception (January 2, 1996) to September 30, 1996. The activities of Microgyn during the period were primarily initial research and development and establishment of the corporation.

2.  SALE OF MICROGYN

On October 29, 1996, Microgyn entered into a definitive agreement with Conceptus, Inc. ("Conceptus"), pursuant to which Microgyn agreed to be acquired by Conceptus, subject to certain terms and conditions, and pursuant to which all of the outstanding common stock of Microgyn would be exchanged for $3,000,000 upon the date of the acquisition (November 26, 1996) and $1,000,000 six months after the date of acquisition. The $1,000,000 is payable, at the option of Conceptus, in either cash or stock. Additional contingent consideration (cash or stock, at the option of Conceptus) is payable to the shareholders of Microgyn based upon the meeting of certain future milestones. The transaction was consummated on November 26, 1996.

                                   Conceptus, Inc.
                             (A development stage company)
                        Unaudited Pro Forma Condensed Combined
                                Financial Information


The unaudited pro forma condensed combined financial statements (collectively, the Pro Forma Financial Statements) were prepared to give effect to the acquisition by Conceptus, Inc. ("Conceptus"), of all the outstanding securities of Microgyn, Inc. ("Microgyn"), under the purchase method of accounting. The pro forma condensed combined balance sheet as of September 30, 1996, assumes that the acquisition occurred on September 30,1996. The pro forma combined statement of operations for the nine months ended September 30, 1996, assumes that the acquisition occurred on January 1, 1996. The Pro Forma Financial Statements do not purport to represent what the companies' financial position or results of operations would have been if the acquisition in fact had occurred on the date or at the beginning of the period indicated or to project the companies' financial position or results of operations for any future date or period.

The pro forma adjustments are based upon available information and upon certain assumptions as described in Note 1 to the Pro Forma Financial Statements that Conceptus believes are reasonable in the circumstances. The purchase price has been allocated to the acquired assets and liabilities based on their respective fair values as determined by an independent valuation. The Pro Forma Financial Statements and accompanying notes should be read in conjunction with the respective historical financial statements of Conceptus and Microgyn including the notes thereto. The historical financial statements of Conceptus are included in its quarterly report (Form 10 - Q) for the quarter ended September 30, 1996. The unaudited historical financial statements of Microgyn for the period from inception (January 2, 1996) to September 30, 1996 are included in this Form 8 - K/A.

                                   Conceptus, Inc.
                            (A development stage company)
                            Unaudited Pro Forma Condensed
                                Combined Balance Sheet
                                  September 30, 1996
                                    (In Thousands)



                                           Conceptus,          Microgyn,         Pro Forma            Pro Forma
                                             Inc.                Inc.           Adjustments            Combined
                                           ----------------------------------------------------    ---------------
Assets
Current Assets:
Cash                                        $14,991             $276             $(3,000)(b)          $12,267
Short-term investments                       29,558                                                    29,558
Accounts Receivable                             229                                                       229
Inventories                                     199                                                       199
Other current assets                            379                                 (260)(c)              119
                                           ----------------------------------------------------    ---------------
Total current assets                         45,356              276              (3,260)              42,372
Property and equipment, net                     532                                                       532
Other Assets                                     10                                                        10
                                           ----------------------------------------------------    ---------------
                                            $45,898             $276              $(3,260)            $42,914
                                           ----------------------------------------------------    ---------------
                                           ----------------------------------------------------    ---------------

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable                               $508             $223              $     -                  $731
Accrued compensation                            454                                                         454
Other accrued liabilities                       466                                   125 (a)               591
Payable to Microgyn shareholders                                                    1,000 (a)             1,000
Current portion of debt and capital lease
obligation                                      141              260                 (260)(c)               141
                                           ----------------------------------------------------    ---------------
Total current liabilities                     1,569              483                  865                 2,917

Long-term portion of debt and capital lease
obligation                                       54                                                          54

Stockholders' equity (accumulated deficit):
Common stock - Conceptus                     61,736                                                      61,736
Accumulated deficit - Conceptus             (16,799)                               (4,332)(a)           (21,131)
Common stock - Microgyn                                          210                 (210)(a)
Accumulated deficit - Microgyn                                  (417)                 417 (a)
Stockholders' notes receivable                  (49)                                                        (49)
Deferred compensation                          (613)                                                       (613)
                                           ----------------------------------------------------    ---------------
Total stockholders' equity (accumulated
deficit)                                     44,275             (207)              (4,125)               39,943
                                           ----------------------------------------------------    ---------------
                                            $45,898             $276              $(3,260)              $42,914
                                           ----------------------------------------------------    ---------------
                                           ----------------------------------------------------    ---------------

See notes to unaudited pro forma condensed combined financial statements.

                                   Conceptus, Inc.
                            (A development stage company)
                        Notes to Unaudited Pro Forma Condensed
                                Combined Balance Sheet
                                  September 30, 1996



1.  BASIS OF PRESENTATION

The unaudited pro forma condensed combined balance sheet information has been prepared by combining the historical combined balance sheet of Conceptus at September 30,1996, with the historical balance sheet of Microgyn at September 30, 1996, and gives effect to the pro forma adjustments as described in the notes below.

(a) The acquisition of Microgyn, which was accounted for as a purchase, has been recorded based upon available information and upon certain assumptions that Conceptus believes are reasonable in the circumstances. The total purchase price includes payments of $3,000,000 in cash upon the date of acquisition (November 26, 1996) and $1,000,000 six months after the date of acquisition. The
    $1,000,000 amount is payable, at the option of Conceptus, in either cash or common shares of Conceptus. The pro forma balance sheet reflects the $1,000,000 to be paid six months after the date of acquisition as a separate payable to Microgyn shareholders. Additional contingent consideration (cash or stock, at the option of Conceptus) is payable to the shareholders of Microgyn based upon the meeting of certain future milestones. Estimated acquisition costs include approximately $125,000 of investment banking, legal and accounting costs. The purchase price has been allocated to the acquired assets and liabilities based on their relative fair values, subject to final adjustments. These allocations are based on an independent valuation and other studies that are not yet completed. The final values may differ from those set forth below.

                                                              (In Thousands)

Estimated purchase price                                               $4,000
Estimated acquisition expense                                             125
                                                                  --------------
Total estimated acquisition cost                                       $4,125
                                                                  --------------
                                                                  --------------

Historical net book value (deficit) at September 30, 1996          $     (207)
In-process research and development                                     4,332
                                                                  --------------
                                                                   $    4,125
                                                                  --------------
                                                                  --------------

                                     Conceptus, Inc.
                              (A development stage company)
                        Notes to Unaudited Pro Forma Condensed
                                Combined Balance Sheet
                                  September 30, 1996


In accordance with generally accepted accounting principles, Conceptus will allocate approximately $4,300,000 of the purchase price to in-process research and development. This amount was recorded as a charge to operations for the quarter ended December 31, 1996, resulting in a corresponding charge to retained earnings in the accompanying balance sheet. This non-recurring charge is reflected in the unaudited pro forma condensed combined balance sheet but not in the unaudited pro forma condensed combined statement of operations due to its unusual, non-recurring nature.

(b)Conceptus made a cash payment of $3,000,000 upon closing of the merger to the existing shareholders of Microgyn.

(c)Intercompany accounts reflected on the historical balance sheets have been eliminated.

                                   Conceptus, Inc.
                            (A development stage company)
                            Unaudited Pro Forma Condensed
                           Combined Statement of Operations
                         Nine Months Ended September 30, 1996
                       (In thousands, except per share amounts)


                                            Conceptus,     Microgyn,       Pro Forma       Pro Forma
                                               Inc.           Inc.        Adjustments       Combined
                                            -----------------------------------------      ----------
Net sales                                   $    423        $    -         $    -           $     423
Cost of sales                                    768                                              768
                                            -----------------------------------------      ----------
Gross profit                                    (345)                                            (345)

Operating expenses:
   Research and development                    2,668           258                              2,926
   Selling, general and administrative         3,424           159                              3,583
                                            -----------------------------------------      ----------
Total operating expenses                       6,092           417                              6,509
                                            -----------------------------------------      ----------

Operating loss                                (6,437)         (417)                            (6,854)

Interest income and other, net                 1,640                                            1,640
Interest expense                                 (20)                                             (20)
                                            -----------------------------------------      ----------
Net loss                                    $ (4,817)       $ (417)        $    -           $  (5,234)
                                            -----------------------------------------      ----------
                                            -----------------------------------------      ----------

Net loss per share                          $  (0.59)                                       $   (0.64)
                                            --------                                        ---------
                                            --------                                        ---------
Shares used in computing net loss per share    8,134                                            8,134
                                            --------                                        ---------
                                            --------                                        ---------

Supplemental net loss per share             $  (0.56)                                       $   (0.61)
                                            --------                                        ---------
                                            --------                                        ---------
Shares used in computing
   supplemental net loss per share             8,636                                            8,636
                                            --------                                        ---------
                                            --------                                        ---------



See notes to unaudited pro forma condensed combined financial statements.

                                   Conceptus, Inc.
                            (A development stage company)
                        Notes to Unaudited Pro Forma Condensed
                           Combined Statement of Operations
                                  September 30, 1996



The unaudited pro forma condensed combined statement of operations information has been prepared by combining the historical statement of operations of Conceptus for the nine months ended September 30, 1996, with the historical statement of operations of Microgyn for the period from inception (January 2, 1996) to September 30, 1996. No pro forma adjustments are reflected above given that Conceptus, as discussed previously, has the option to make the second payment of $1,000,000 in either cash or stock. As payment in stock would have an anti-dilutive effect upon the statement of operations, the shares which would be issued on a pro forma basis are not reflected above.